UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2014

BJ’S RESTAURANTS, INC.

(Exact name of registrant as specified in its charter)

California	0-21423	33-0485615
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7755 Center Avenue, Suite 300

Huntington Beach, CA 92647

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (714) 500-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K filed by BJ’s Restaurants, Inc. (the “Company”) on September 30, 2014 (the “Original Filing”) and is being filed in order to furnish a corrected copy of the press release furnished with the Original Filing. Specifically, the press release furnished herewith corrects a typographical error in the second paragraph of the press release furnished with the Original Filing to state that the Company’s remaining restaurants to be opened in fiscal 2014 are three and not four as previously stated.

Item 9.01	Financial Statements and Exhibits.

99.1	Press Release dated September 30, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 30, 2014	BJ’S RESTAURANTS, INC.
(date)	(Registrant)

	By:	/s/ Gregory S. Levin
Gregory S. Levin
Executive Vice President, Chief Financial Officer

	By:	/s/ Gregory A. Trojan
Gregory A. Trojan
President and Chief Executive Officer